POWER OF ATTORNEY

         I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser, hereby constitute and appoint John F. Cogan, Jr., Osbert Hood, Dorothy E. Bourassa, John Carey and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by any of the investment companies listed in Annex A or any investment company for which Pioneer Investment Management, Inc or any of its affiliates acts as investment adviser in the future (each a "Trust") of which I am now or am on the date of such filing a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 2nd day of June, 2003.

/s/ Mary K. Bush                            /s/ John F. Cogan, Jr.
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Mary K. Bush                                John F. Cogan, Jr.

/s/ Richard H. Egdahl, M.D.                 /s/ Margaret B. W. Graham
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Richard H. Egdahl, M.D.                     Margaret B.W. Graham

/s/ Osbert Hood                             /s/ Marguerite A. Piret
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Osbert Hood                                 Marguerite A. Piret

/s/ Stephen K. West                         /s/ John Winthrop
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Stephen K. West                             John Winthrop

/s/ Vincent Nave
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Vincent Nave
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                                POWER OF ATTORNEY
                                     ANNEX A

Pioneer International Value Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer Emerging Markets Fund
Pioneer Mid Cap Value Fund
Pioneer Mid Cap Growth Fund
Pioneer Growth Shares
Pioneer Small Company Fund
Pioneer Independence Fund
Pioneer Small Cap Value Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Fund
Pioneer Value Fund
Pioneer Real Estate Shares
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Tax Free Income Fund
Pioneer Money Market Trust
Pioneer Strategic Income Fund
Pioneer Core Equity Fund
Pioneer High Yield Fund
Pioneer Large Cap Value Fund
Pioneer Market Neutral Fund
Pioneer Europe Select Fund
Pioneer Interest Shares
Pioneer Variable Contracts Trust
Pioneer High Income Trust
Pioneer Emerging Growth Fund
Pioneer Large Cap Growth Fund
Pioneer Small Cap Growth Fund
Pioneer Aggressive Growth Fund
Pioneer Protected Principal Trust
Pioneer Municipal High Income Trust